===========================================================
       SECURITIES  AND  EXCHANGE  COMMISSION



                    FORM  8-K/A

                 CURRENT  REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                   June  18,  2001
        (Date  of  Earliest  Event  Reported)

              EXPORT  EREZ  USA,  INC.
      -------------------------------------
  (Exact Name of Registrant as Specified in its Charter)

               Industrial  Zone  Erez
                  P.O.  Box  779
             Ashkelon,  Israel  78101
    ----------------------------------------
    (Address  of  principal  executive  offices)

               011  972  7  689  1611
         ------------------------------
         (Registrant's  telephone  number)

Delaware             333-39254        52-2237043
-------             -----------       ----------
(State  or          (Commission      (I.R.S.  Employer
other                File  Number     Identification
jurisdiction
of  incorporation)



ITEM 7.

Filed herewith are the financial statements that relate to the Company's Form 8-K filed with the Securities and Exchange Commission on August 3, 2001.

FINANCIAL STATEMENTS


                              EXPORT EREZ USA, INC.
                                AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2000
                                   (UNAUDITED)

                     EXPORT EREZ USA, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                      AS OF DECEMBER 31, 2000 (UNAUDITED)
                    ----------------------------------------

                                                            Historical                         Pro Forma

                                               Export Erez USA    Achidatex Ltd.    Adjustments    Export Erez USA
                                               ---------------    -------------     -----------    ----------------
CURRENT ASSETS
Cash and cash equivalents                         $  663,295       $    7,883        $              $   671,178
Trade accounts receivable, net                       901,382        1,197,981         (9,785) (2)     2,089,578
Trade accounts receivable - related parties, net       6,049                -                             6,049
Other receivables and debit balances                  37,228           154,282                          191,510
Inventory                                            892,466         1,145,845                        2,038,311
Deferred taxes                                        33,077             9,865                           42,942
                                               ---------------    -------------                    ----------------
Total Current Assets                               2,533,497         2,515,856                        5,039,568
                                               ---------------    -------------                    ----------------
OTHER ASSETS
Investment in Achidatex                                    -                 -        192,888 (3)             -
                                                                                     (192,888)(4)
Investment in marketable securities                  795,074                 -                          795,074
Deposits for the severance of employer -
employee relations                                   261,095           236,395                          497,490
Deferred taxes                                        52,952                 -                           52,952
Other assets                                          77,963                 -                           77,963
Goodwill                                                   -                 -        793,962 (3)       793,962
                                               ---------------    -------------                    ----------------
Total Other Assets                                 1,187,084           236,395                        2,217,441
                                               ---------------    -------------                     ----------------
PROPERTY, PLANT AND EQUIPMENT
Cost, less accumulated depreciation                  404,751           304,399      1,868,871 (4)     2,578,021
                                               ---------------    -------------     -----------    ----------------

TOTAL ASSETS                                    $  4,125,332      $  3,056,650     $ 2,653,048      $ 9,835,030
                                               ===============    ==============   ============    ================

                     EXPORT EREZ USA, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                      AS OF DECEMBER 31, 2000 (UNAUDITED)
                    ----------------------------------------



                                                           Historical                          Pro Forma
                                             Export Erez USA    Achidatex Ltd.         Adjustments    Export Erez USA
                                             ---------------   ---------------        -------------    ---------------
CURRENT LIABILITIES
Short-term bank credit                          $   716,482      $  2,306,084         $                     $ 3,022,566
Trade accounts payable                            1,085,755           975,263             (9,785)  (2)        2,051,233
Accounts payable - related parties                        -            51,759                                    51,759
Other accounts payable                              277,966           422,677                                   700,643
                                             ---------------   ---------------                         -----------------
Total Current Liabilities                         2,080,203         3,755,783                                 5,826,201
                                             ---------------   ---------------                         -----------------
LONG TERM LIABILITIES
Deferred taxes                                            -             9,865                                     9,865
Long term loan                                       10,885            63,018                                    73,903
Provision for the severance of employer -
employee relations                                  180,121           259,208                                   439,329
                                             ---------------   ---------------                         ----------------
Total Long Term Liabilities                         191,006           332,091                                   523,097
                                             ---------------   ---------------                         ----------------

TOTAL LIABILITIES                                 2,271,209         4,087,874                                 6,349,298
                                             ---------------   ---------------                         ----------------

CAPITAL NOTES                                             -           583,847                                   583,847
                                             ---------------   ---------------                        -----------------

MINORITY INTEREST                                         -                 -              60,912   (4)          60,912
                                             ---------------   ---------------                        -----------------

SHAREHOLDERS' EQUITY (DEFICIT)                                                                 66   (3)
Common stock                                          1,250           242,575            (242,575)  (4)          1,316
Additional paid-in capital                          159,385                 -             986,784   (3)      1,146,169
Retained earnings (deficit)                       1,823,902        (1,847,031)          1,847,031   (4)      1,823,902
Accumulated other comprehensive income (loss)      (130,414)          (10,615)             10,615   (4)       (130,414)
                                             ---------------   ---------------                         ----------------
Total Shareholders' Equity (Deficit)              1,854,123        (1,615,071)                               2,840,973
                                             ---------------   ---------------        -------------    ----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $    4,125,332       $ 3,056,650         $ 2,653,048         $  9,835,030
                                             ===============   ===============        =============    ================

                     EXPORT EREZ USA, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 2000 (UNAUDITED)
            -------------------------------------------------------

                                                      Historical                     Pro Forma
                                            Export Erez
                                                USA         Achidatex, Ltd.    Adjustments      Export Erez USA
                                           ------------    ----------------    -----------     -----------------

REVENUES                                    $ 4,490,961   $      5,652,259   $   (109,607)  (1)  $  10,033,613

COST OF SALES                                 2,856,626          4,979,153       (109,607)  (1)      7,726,172
                                           ------------    ----------------    -----------     -----------------
GROSS PROFIT                                  1,634,335            673,106             --            2,307,441
                                           ------------    ----------------    -----------     -----------------

OPERATING EXPENSES
Selling expenses                                328,012            460,947                             788,959
General and administrative fees                 602,606          1,223,138        158,792   (5)      1,984,536
                                           ------------    ----------------    -----------     -----------------
Total Operating Expenses                        930,618          1,684,085        158,792            2,733,495

INCOME (LOSS) FROM OPERATIONS                   703,717         (1,010,979)      (158,792)            (466,054)
                                           ------------    ----------------    -----------     -----------------
OTHER INCOME (EXPENSE)
Financial income (expense)                     (113,027)          (239,858)                           (352,885)
Other income (net)                                5,607             61,852                              67,459
                                           ------------    ----------------                    -----------------
Total Other Income (Expense)                   (107,420)          (178,006)                           (285,426)

INCOME (LOSS) BEFORE INCOME TAXES               596,297         (1,188,985)                           (751,480)

Income tax expense                              215,787                  -                             215,787
                                           ------------    ----------------    -----------      ----------------

NET INCOME (LOSS)                           $   380,510   $     (1,188,985)  $   (158,792)       $    (967,267)
                                           ============    ================   ============     =================

OTHER COMPREHENSIVE INCOME (LOSS)
Unrealized loss on available-for-sale
securities                                     (156,069)                 -                            (156,069)
Foreign currency translation gain (loss)         40,852            (10,615)                             30,237
                                                                                               -----------------
Other comprehensive loss before taxes                                                                 (125,832)
                                                                                                        45,299
                                                                                               -----------------
Add: income tax benefit on other comprehensive loss                                                    (80,533)
                                                                                               -----------------
Total Other Comprehensive Loss

COMPREHENSIVE LOSS                                                                                $ (1,047,800)

Weighted average number of common shares
outstanding - basic and diluted             12,301,913                                               12,959,813
                                            =============                                       =================
Net income(loss)  per share of common
stock - basic and diluted                    $   0.03                                             $       (0.07)
                                            =============                                       =================

                     EXPORT EREZ USA, INC. AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                      AS OF DECEMBER 31, 2000 (UNAUDITED)


                                                Balance Sheet              Income Statement

Note         Account                          Debit       Credit         Debit     Credit

 1       Sales - Export Erez Ltd.                                       8,931
         Purchases - Achidatex                                                       8,931
         Sales - Achidatex                                            100,676
         Purchases - Export Erez Ltd.                                              100,676

         To eliminate intercompany sales and purchases between Export Erez Ltd. and Achidatex

 2       Trade A/P                            9,785
         Trade A/R                                        9,785

         To eliminate intercompany balances between Export Erez Ltd. and Achidatex

 3       Investment in Achidatex            192,888
         Goodwill                           793,962
         Common stock                                        66
         APIC                                           986,784

         To record acquisition of 76% of Achidatex in exchange for 657,900 shares of common stock

 4       Fixed assets Achidatex (write up
         to FMV)                          1,868,871
         Investment in Achidatex                        192,888
         Minority interest                               60,912
         Common stock -Achidatex            242,575
         Retained earnings (deficit) - Achidatex      1,847,031
         Translation gain (loss) - Achidatex             10,615

         To increase the fixed assets of Achidatex to FMV at acquisition, to eliminate investment in Achidatex and record the 24% minority interest in Achidatex

 5       Amortization expense                                       158,792

         To amortize goodwill in the pro forma consolidation for one year using a 5-year life
                                          ---------   ---------   ----------     ---------
                                          3,108,081   3,108,081     268,399       109,607

         Total I/S effect                                          (158,792)

         Unadjusted Consolidated Net Loss (before adjustments)     (808,475)
                                                                  -----------

         Adjusted Consolidated Net Loss                            (967,267)
                                                                  ===========

                      ACHIDATEX NAZARETH ELITE (1977)  LTD.
                              FINANCIAL STATEMENTS
                             AS OF DECEMBER 31, 2000

                      ACHIDATEX NAZARETH ELITE (1977) LTD.

                              FINANCIAL STATEMENTS

                             AS OF DECEMBER 31, 2000




                                TABLE OF CONTENTS



Auditors'  Report                                              3

Balance  Sheets                                                4-5

Statements  of  Operations                                     6

Statements  of  Changes  in  Shareholders' Equity (Deficit)    7

Statements  of  Cash  Flows                                    8

Notes  to  Financial  Statements                               9-20

                          INDEPENDENT AUDITORS' REPORT


To  the  Board  of  Directors  of:

Achidatex  Nazareth  Elite  (1977)ltd.

We  have  audited  the  accompanying  balance  sheet of Achidatex Nazareth Elite
(1977)ltd. as of December 31, 2000, and the related statements of operations, changes in shareholders' equity(deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Achidatex Nazareth Elite (1977)ltd. as of December 31,1999, were audited by other auditors whose report dated October 3,2000, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2000 financial statements referred to above, present fairly, in all material respects, the financial position of Achidatex Nazareth Elite
(1977)ltd. as of December 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with United States generally accepted accounting principles.






KRIHELI  EDEN  &  CO                         Ashkelon  ,  July  25  ,  2001
Certified  Public  Accountant

                      ACHIDATEX NAZARETH ELITE (1977) LTD.

                               BALANCE SHEETS


                                                    December 31,
                                                ----------------------
                                                   2000        1999
                                                ----------  ----------


ASSETS
CURRENT ASSETS
  Cash and cash equivalents                         31,851     682,442
  Trade accounts receivable , net(Note 3)        4,840,329   4,590,017
  Other receivables and debit balances (Note 4)    623,362     652,410
  Inventory(Note 5)                              4,629,675   5,292,600
  Deferred taxes (Note 13c)                         39,858      84,235
                                                ----------  ----------

     Total current assets                       10,165,075  11,301,704
                                                ----------  ----------
DEPOSITS

Deposits for the severance of employer
-employee relations (Note 11)                      955,131     974,779
                                                 ---------  ----------

FIXED ASSETS (NOTE 7)
Cost, less accumulated consolidated
 depreciation 4,626,449 in 2000 and 4,156,168
 in 1999                                         1,229,894   1,542,161
                                                ----------  ----------


     Total assets                               12,350,100  13,818,644
                                                ==========  ==========


    The accompanying notes are an integral part of the financial statements.



                      ACHIDATEX NAZARETH ELITE (1977) LTD.

                                BALANCE SHEETS


                                                                  December 31,

                                                               2000         1999
                                                            -----------  -----------
LIABILITIES AND SHAREHOLDERS'
EQUITY(DEFICIT)

CURRENT LIABILITIES
  Short-term bank credit (Note 8)                            9,317,513    6,502,270
  Trade accounts payable (Note 9a)                           3,940,454    3,801,592
  Trade accounts payable - related parties (Note 9b)           209,128          ---
  Other accounts payable and credit
    balances (Note 10)                                       1,707,784    1,466,937

     Total current liabilities                              15,174,879   11,770,799
                                                            ----------  -----------
LONG - TERM LIABILITIES

Deferred taxes (Note 13c)                                       39,858       84,235
Provision for the severance of employer-employee
 relations (Note 11)                                         1,047,307      962,098
long-term loan (Note 12)                                       254,620      321,208

     Total long-term liabilities                             1,341,785    1,367,541
                                                            ----------  -----------
CONTINGENT LIABILITIES AND
 COMMITMENTS (NOTE 14)

CAPITAL NOTES (Note 15b)                                     2,358,976    2,358,976
                                                            ----------   ----------
SHAREHOLDERS' EQUITY(DEFICIT)
  Share capital (Note 15a)                                     980,100      980,100

  Retained earnings(deficit)                                (7,505,640)  (2,658,772)
                                                            -----------  -----------

    Total shareholders' equity (deficit)                    (6,525,540)  (1,678,672)
                                                            -----------  -----------
    Total liabilities and shareholders' equity (deficit)    12,350,100   13,818,644
                                                            ===========  ===========


    The accompanying notes are an integral part of the financial statements.

                      ACHIDATEX NAZARETH ELITE (1977)  LTD.

                            STATEMENTS OF OPERATIONS





                                                 Year ended December 31,
                                                ------------------------
                                                   2000         1999
                                                -----------  -----------
Sales (Note 18a)                                23,041,291   28,306,218

Cost of sales and processing (Note 18b)         20,297,389   23,783,695
                                                -----------  -----------

Gross profit                                     2,743,902    4,522,523

Selling expenses (Note 18c)                      1,879,040    1,452,750

General and administrative expenses (Note 18d)   4,986,091    5,254,992
                                                -----------  -----------

Operating loss                                  (4,121,229)  (2,185,219)

Financial expenses , net (Note 18e)                977,776      744,743

Other income (expenses) (Note 18f)                 252,137      (17,357)
                                                -----------  -----------

Net loss for the year                           (4,846,868)  (2,947,319)
                                                ===========  ===========

Net loss per share - basic and diluted               (4.94)       (3.00)
                                                ===========  ===========

Weighted average number of shares outstanding      981,000      981,000
                                                ===========  ===========



    The accompanying notes are an integral part of the financial statements.


                      ACHIDATEX NAZARETH ELITE (1977) LTD.

             STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY(DEFICIT)


                                                                   Total
                               Share            Retained        Shareholders'
                              Capital (*)  Earnings(Deficit)  Equity(Defecit)
                              -----------  -----------------  ---------------
Balance at December 31, 1998     980,100            288,547        1,268,647
Net loss                                         (2,947,319)      (2,947,319)
                              -----------  -----------------  ---------------
Balance at December 31, 1999     980,100         (2,658,772)      (1,678,672)
Net loss                                         (4,846,868)      (4,846,868)
                              -----------  -----------------  ---------------
Balance at December 31, 2000     980,100         (7,505,640)      (6,525,540)
                              ===========  =================  ===============

(*)  See  Note  15.
-------------------


    The accompanying notes are an integral part of the financial statements.



                              ACHIDATEX  NAZARETH  ELITE  (1977)  LTD.

                                     STATEMENTS OF CASH FLOWS

                                                                           Year ended December 31,
                                                                          ------------------------
                                                                             2000         1999
                                                                          -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss  for the year                                                    (4,846,868)  (2,947,320)
ADJUSTMENTS TO RECONCILE NET PROFIT
  TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Depreciation and amortization                                                470,281      540,537
Increase (decrease) in provision for the severance of employer
   -employee relations                                                        64,675      (64,492)
Gain from sale of fixed assets                                               (52,138)     (17,357)
Decrease (increase) in trade accounts receivable                            (250,312)     (29,353)
Decrease (increase) in other receivables and debit balances                   29,048      281,831
Decrease (increase) in inventory                                             662,925   (1,201,645)
Increase in trade accounts payable                                           347,990    1,940,415
Increase (decrease) in other accounts payable and
  Credit balances                                                            240,847     (210,512)
                                                                          -----------  -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                 (3,333,552)  (1,707,896)
                                                                          -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of fixed assets                                                    (158,014)    (213,297)
Proceeds from sale of fixed assets                                            52,138      132,897
Proceeds from severance pay employer-employee relations
 deposits                                                                     40,182     --------
                                                                          -----------  -----------

NET CASH USED IN INVESTING ACTIVITIES                                        (65,694)     (80,400)
                                                                          -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Short-term bank credit, net                                                2,815,243    2,133,311
Long -term bank loan, net                                                    (66,588)     (70,967)
                                                                          -----------  -----------
NET CASH PROVIDED BY  FINANCING ACTIVITIES                                 2,748,655    2,062,344
                                                                          -----------  -----------

Net(decrease) increase  in cash and cash equivalents                        (650,591)     274,048
Cash and cash equivalents at beginning of year                               682,442      408,394
                                                                          -----------  -----------
CASH AND CASH EQUIVALENTS AT END OF YEAR                                      31,851      682,442
                                                                          ===========  ===========





    The accompanying notes are an integral part of the financial statements.

                      ACHIDATEX NAZARETH ELITE (1977) LTD.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31,2000

NOTE  1  -  GENERAL
-------------------

A.  DESCRIPTIONS  OF  BUSINESS  OPERATIONS

Achidatex Nazareth Elite (1977) Ltd. (hereinafter - "the Company") is a private company incorporated in Israel in 1977. The company's factories are in Nazareth Elite and its offices are in Petach Tikva. The Company's business is, inter alia, the manufacture and marketing of ballistic shields (including bullet - proof vests), long - term storage systems , combat flak - jackets and tents.

B.  DEFINITIONS

Related Parties - as defined in FASB 57 - of the institute of Certified Public Accounts in U.S.A.


NOTE  2  -  SIGNIFICANT  ACCOUNTING  POLICIES
---------------------------------------------

The significant accounting policies, applied on a consistent basis are as follows:

A.  ACCOUNTING  PRINCIPLES

These financial statements are presented in Israeli Shekels and have been prepared on the basis of historical cost in conformity with generally accepted accounting principles ("GAAP") in U.S.A

B.  USE  OF  ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclose the Nature of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

C.   CASH  EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

D.  FOREIGN  CURRENCY  TRANSLATION  AND  TRANSACTION

Foreign currency transaction gains or losses from transactions denominated in currencies other then N.I.S are recognized in net income in the period the gain or loss occurs.

E.  ALLOWANCE  FOR  DOUBTFUL  ACCOUNTS

The allowance for doubtful accounts has been determined by specifically identifying debts which collectability is uncertain.

F.  INVENTORIES

Inventories are valued at the lower of cost or market value using the first-in first-out method for raw materials. The cost includes expenses of transporting the goods, and is determined on a specific basis.

                      ACHIDATEX NAZARETH ELITE (1977)  LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31,2000

NOTE  2  -  SIGNIFICANT  ACCOUNTING  POLICIES(CONTINUED)
---------------------------------------------

G.  INCOME  TAXES

The Company accounts for income taxes under the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109. "Accounting for Income Taxes" ("Statement No. 109"). Under Statement No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

In view of considerable losses carried forward for tax purposes and the absence of certainty as to their use in the future , the Company does not fully adjust the tax burden in respect of differences in the timing of inclusion of income and expenses between the financial statements and the income tax deductibles. Recording of an asset due to deferred taxes is made up to the amount of the tax reserve only.

H.  FIXED  ASSETS

Fixed assets are stated at cost (after setoff of investment grants), less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the assets.

I.  REVENUE  RECOGNITION

Revenues  from  sales  of  products  are  recognized  upon  shipment.

J.  PER  SHARE  DATA

Basic net loss per share is computed based on the total shares outstanding during the year as defined by Statement of Financial Accounting Standards, No. 128, "Earnings Per Share" ("SFAS 128"). Diluted net income per total share is computed based on the total shares and stock equivalents outstanding during the year as defined by SFAS 128. There were no stock equivalents outstanding at December 31, 2000 and 1999. Accordingly, a reconciliation between basic and diluted earnings per share is not presented.




NOTE  3  -  TRADE  ACCOUNTS  RECEIVABLE
---------------------------------------
                                               December 31,
                                           --------------------
                                             2000       1999
                                           ---------  ---------
CUSTOMERS IN ISRAEL
Open accounts                              4,104,982  3,564,261
Less allowance for doubtful accounts         403,862    288,499
                                           ---------  ---------
                                           3,701,120  3,275,762
Post dated checks received from customers    906,262    565,754
                                           ---------  ---------
                                           4,607,382  3,841,516
OVERSEAS CUSTOMERS                           232,947    748,501
                                           ---------  ---------
                                           4,840,329  4,590,017
                                           =========  =========

                      ACHIDATEX NAZARETH ELITE (1977) LTD.

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31,2000

NOTE  4  -  OTHER  RECEIVABLES  AND  DEBIT  BALANCES
----------------------------------------------------

                                                December 31,
                                              ----------------
                                               2000     1999
                                              -------  -------
Government institutions                       380,055  350,461
Employees and institutions for wage            99,965   79,263
Advances to suppliers and service providers    76,096   89,396
Prepaid expenses                               42,491   70,976
Related parties(*)                             24,755   62,314
                                              -------  -------
                                              623,362  652,410
                                              =======  =======

-Other receivables - related parties are due from loans to the shareholders of the Company. The loans are linked to CPI and carried 4 % interest rate.


NOTE  5  -  INVENTORY
---------------------
Inventory  at  December  31,  2000  and  1999  consist  of  the  following:
                                                                          -
                     December 31,
                     ------------
                    2000       1999
                  ---------  ---------
Raw materials     1,597,386  2,546,698
Work in progress  1,005,865  1,211,397
Finished goods    2,026,424  1,534,505
                  ---------  ---------
                  4,629,675  5,292,600
                  =========  =========



NOTE  6  -  BUSINESS  SEGMENTS
------------------------------
During 2000 and 1999 the Company operated and managed two strategic units: the civilian market and the military market . The military market is further broken down between local and export sales in order to better analyze trends in sales and profit margins. The Company does not allocate assets between segments because several assets are used in more than one segment and any allocation would be impractical (See Note 18a for segment information).




                             ACHIDATEX NAZARETH ELITE (1977) LTD.
                          NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       DECEMBER 31,2000

NOTE  7  -  FIXED  ASSETS
-------------------------

COMPOSITION  AND  MOVEMENT
                                                                       Installation &
                                                    Office              Improvements
                                        Motor      equipment             in leased
                                       Vehicles  & furniture  Equipment  premises     Total
                                       --------  -----------  ---------  ---------  ---------
COST
Balance at December 31, 1998            554,749      475,373  3,597,893  1,001,444  5,629,459
Increase                                 89,624      104,762     18,911          -    213,297
Decrease                                144,427            -          -          -    144,427
                                       --------  -----------  ---------  ---------  ---------
Balance  at December 31, 1999           499,946      580,135  3,616,804  1,001,444  5,698,329
Increase                                132,815       22,211      2,988          -    158,014
Decrease                                      -            -          -          -          -
                                       --------  -----------  ---------  ---------  ---------
Balance at December 31, 2000            632,761      602,346  3,619,792  1,001,444  5,856,343
                                       --------  -----------  ---------  ---------  ---------
ACCUMULATED DEPRECIATION
Balance at December 31, 1998            142,976       43,709  2,894,542    563,225  3,644,452
Increase                                 81,848      275,932     88,850     93,907    540,537
Decrease                                 28,821            -          -          -     28,821
                                       --------  -----------  ---------  ---------  ---------
Balance at December 31, 1999            196,003      319,641  2,983,392    657,132  4,156,168
Increase                                 82,908       86,627    207,393     93,353    470,281
Decrease                                      -            -          -          -          -
                                       --------  -----------  ---------  ---------  ---------
Balance at December 31, 2000            278,911      406,268  3,190,785    750,485  4,626,449
                                       --------  -----------  ---------  ---------  ---------
DEPRECIATED COST AT DECEMBER 31, 2000   353,850      196,078    429,007    250,959  1,229,894
                                       ========  ===========  =========  =========  =========

DEPRECIATED COST AT DECEMBER 31, 1999   303,943      260,494    633,412    344,312  1,542,161
                                       ========  ===========  =========  =========  =========

Estimated useful life                       5-6         3-14          5      15-25
                                       ========  ===========  =========  =========

NOTE  8  -  SHORT-TERM  BANK  CREDIT
------------------------------------

A.     COMPRISED  AS  FOLLOWS:
                                       December 31,
                                   ---------------------

                   Interest Rates       2000        1999
                  ---------------  -----------  ---------

Overdraft             15.2%-18%     1,353,383    392,715
Loan linked to CPI  8.25%-10.5%     7,964,130  6,109,555
                                    ---------  -----------
                                    9,317,513  6,502,270
                                    =========  ===========

The overdraft credit is a revolving credit facility due on demand. The loans linked to CPI consists of 3,016,598 N.IS due in full in January 2001 and 4,909,947 N.I.S due in full in March 2001 and interest installments totaling approximately 26,545 N.I.S .

B.  With  respect  to  liens  -  see  Note  11.

                      ACHIDATEX NAZARETH ELITE (1977) LTD.

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                DECEMBER 31,2000

NOTE  9  -  TRADE  ACCOUNTS  PAYABLE
------------------------------------

A.  THIRD  PARTIES

                                           December 31,

                                         2000       1999
                                       ---------  ---------
Open accounts                          2,801,050  2,613,629
Post-dated checks given to suppliers   1,139,404  1,187,963
                                       ---------  ---------
                                       3,940,454  3,801,592
                                       =========  =========

B.  RELATED PARTIES (*)

                                            December 31,
                                         2000       1999
                                       ---------  ---------

Open accounts                            209,128        ---
                                       ---------  ---------
                                         209,128        ---
                                       =========  =========
(*) See Note 17.

TRADE ACCOUNTS PAYABLE- RELATED PARTIES ARE DUE TO A COMPANY (THE "AFFILIATE " ) WHEREBY THE SHAREHOLDERS OF THE COMPANY ARE SHAREHOLDERS OF THIS AFFILIATE COMPANY. THE PAYABLE RESULTED FROM THE RENT PAYMENT FOR THE LEASE OF BUILDING FROM THE AFFILIATE COMPANY.


NOTE  10  -  OTHER  ACCOUNTS  PAYABLE  AND  CREDIT  BALANCES
------------------------------------------------------------

                             December 31,
                          --------------------

                            2000       1999
                          ---------  ---------
Employees(*)              1,032,893    820,715
Deferred income              53,300        ---
Institutions                437,846    210,387
Advances from customers      48,558        ---
Accrued expenses            135,187    435,835
                          ---------  ---------
                          1,707,784  1,466,937
                          =========  =========

(*) - Including a provision of NIS 509,585 for vacation and supplementary holiday pay (31.12.99-NIS 485,000).

                      ACHIDATEX NAZARETH ELITE (1977) LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31,2000

NOTE  11  -  PROVISION  FOR  THE  SEVERANCE  OF  EMPLOYER-EMPLOYEE  RELATIONS
-----------------------------------------------------------------------------

The  following  balances  are  presented  in  the  balance  sheets  as  follows:

                                                              December 31,
                                                            ----------------
                                                            2000        1999
                                                            ----        ----
Provision  for  the  severance  of
employer-employee  relations                             1,047,307     962,098

Deposits  for  the  severance  of  employer-
employee  relations                                        955,131     974,779
                                                         ---------   ---------
                                                            92,176     (12,681)
                                                         =========    =========

Under Israeli law, the Company is required to make severance payments to terminated employees. The calculation is based on the employee's latest salary and the period employed. For certain employees, including officers, the obligation for severance pay is discharged by payment of premiums to insurance companies under approved plans.

On April 1,1980, most of the employees joined a collective comprehensive pension agreement . Pursuant to that agreement, the Company pays 6% of the employees salaries into the pension fund. The liability included in the financials statements reflects the liabilities in respect of the employees who joined the arrangement at 8.33% of their salary for the period prior to joining, and at 2.33% of their salary for the period since joining ,as well as a liability in respect of employees who did not join the arrangement, on the basis of the period of their employment and their last salary. Also included are liabilities in respect of employees for whom the Company makes a regular provision to senior employees insurance policies in the amount of the insurance shortfall.

The amounts maintained with insurance companies and the pension fund are not under control of the Company and therefore are not reflected in the financial statements. The deposits presented in the balance sheet include profits accumulated to balance sheet date. The amounts deposited may be withdrawn only after fulfillment of the obligations under the Severance Pay Law.


NOTE  12-  LONG-TERM  LOAN
--------------------------
A. On March 7, 2000, Achidatex Nazareth Elite (1977) Ltd . borrowed 27,500 $ at an interest rate of 8.18% . The terms are 36 monthly payments commencing April 1, 2000 with each payment consisting of a fixed amount of principal along with accrued interest. As of December 31,2000 the balance of the loan was 83,801 N.I.S of which 37,584 N.I.S is included in short - term bank credit and 46,217
N.I.S  is  included  in  long  -  term  loan.

B.  Liabilities  to  related  parties  linked  to  the  CPI.
                                     December 31,
                                     ------------

                                     2000     1999
                                   --------  -------
 .  Liabilities to related parties  208,403   321,208
 .  Liabilities to bank              83,801       ---
Less current maturates             (37,584)      ---
                                   --------  -------
                                   254,620   321,208
                                   ========  =======

                      ACHIDATEX NAZARETH ELITE (1977) LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31,2000

NOTE  13  -  TAXES  ON  INCOME
------------------------------

A.  THE  TAX  LAWS  APPLICABLE  TO  THE  COMPANY

1. The Company's plant and the expansions made were granted "approved enterprise" status under the law for the Encouragement of capital investments, in two separate approvals. The Company's taxable income will be allocated in accordance with that law, according to the additional turnover deriving from each plan, partly to the "approval part" and partly to the "unapproved part" which originates in investment in assets which were not approved and in plans in which the benefit period has ended. The "approved part" income will be taxable at a corporate tax rate of only 25%.

Receipt of the benefits is contingent upon fulfillment of the provisions of the law and the terms of the notes of approval, which in principle are conditional upon 30% financing from the investment in fixed assets in paid up share capital.

The benefit period has not yet started. The period is 7 years, with a proviso of 14 years from the year in which each plan was approved and 12 years from the year in which it was put into operation. The benefit period will end in 2003 at the latest.

The  Company  has  received  final  implementation  approval  for the two plans.

2. Measurement of results for tax purposes in accordance with the income tax (inflationary adjustments) law 1985.

The Company is subject to the Income Tax Law (Inflationary Adjustment), 1985. Under this law, results for tax purposes are measured in real terms, in accordance with the changes in the CPI.

B.  LOSES  CARRIED  FORWARD  FOR  TAX  PURPOSES

The Company has a loss from business carried forward to the coming years, in total amount of NIS 8,363,540 and capital losses carried forward to next year in the amount of approximately NIS
482,435.

C.  COMPOSITION  AND  PRESENTATION  OF  DEFERRED  TAXES,  NET

The  composition  of  the  deferred  taxes  is  as  follows:

                                                       December 31,
                                                    ------------------
                                                     2000      1999
                                                    -------  ---------
DEFERRED TAXES BENEFIT - CURRENT - IN RESPECT  OF:
Allowance for doubtful accounts                     145,390   103,860
Provision for vacation and supplementary holiday    183,450   174,600
                                                    -------  ---------
                                                    328,840   278,460
DECREASE TO THE LEVEL OF THE TAX RESERVE            288,982  (194,225)
                                                    -------  ---------
                                                     39,858    84,235
                                                    =======  =========
DEFERRED TAXES BENEFIT (LIABILITY) -
   NON CURRENT - IN RESPECT  OF:
Depreciable fixed assets                             39,858    84,235
                                                    -------  ---------
                                                     39,858    84,235
                                                    =======  =========
Total deferred taxes, net                               ---       ---
                                                    =======  =========

                        ACHIDATEX NAZARETH ELITE (1977) LTD.

                                DECEMBER 31,2000

NOTE  14  -  LIENS,  CONTINGENT  LIABILITIES  AND  COMMITMENTS
--------------------------------------------------------------

A.  LIENS

1. To secure its short- term liabilities, the Company has registered unlimited charges on its assets the rights on insurance, the unpaid share capital of the company and goodwill in favor of Bank Hapoalim, Ltd. and Union Bank Ltd as detailed below.

2.   The  amounts  of credit secured with these liens are shown in the following
items  of  the  Company's  balance   sheets:

                                      December 31,
                                     ------------
                                  2000        1999
                               ---------     ---------
Short-term  credit             7,926,546     6,109,555
                               ---------     ---------

3.  In  addition,  liens remain on the Company's assets in favor of the State of
Israel  in  respect  of grants        which the Company received in the past and
for which the Company received final implementation approval in the past. These liens have not yet been removed.

B.  GUARANTEES

1. Guarantee in amount of NIS 10,000 to the court of labor in a suit of Ben Ami former employee of the Company the guarantee due to April 2001.

2. Guarantee in amount of $16,099 to the supplier in Greece the guarantee due To Mai 2001.

3. Guarantee in amount of $ 22,500 to the supplier in India the guarantee due To Mai 2001.

C.  LEASED  BUILDINGS

The Company's factories and offices are in leased buildings. Most of the lease periods end in 2002-2003. The annual rent is linked to the CPI and as the balance sheet date amounted to approximately NIS 1,538,436 per year. Some of the leased buildings are owned by related parties.

D.  CONTINGENCIES

1. The Company was sued for NIS 2 million by former employee, who claimed payments of commissions plus withholding differentials linkage and interest. The Company filed counter- claim against the employee, for a declaratory verdict of breach of employment contract. The Company also filed a claim against the same employee in the amount of NIS 550,000 for breach of trust. In the opinion of management, the Company need not expect any significant expense in respect of this claim, beyond those already recorded.

2. The Company received grants in the past from the fund for Encouragement of Foreign Sales at the Ministry of I industry and Trade. The Company is required to pay royalties of 3% from the additional export each year compared with the calendar year in which its plan was submitted. The balance of the grants received less the royalties paid as at December 31, 2000 is 229,921.

                      ACHIDATEX NAZARETH ELITE (1977) LTD.

                                DECEMBER 31,2000

NOTE  15  -  SHARE  CAPITAL
---------------------------
A.     At  December  31,  2000  and  1999 the share capital of the Company is as follows:

                            Registered share capital      Issued and paid up
                            ------------------------      ------------------
                                                             Share capital

                              No. of shares     NIS     No. of shares    NIS
                              =============  =========  =============  =======
Ordinary shares on NIS 1          1,000,000  1,000,000        980,000  980,000
Management shares of NIS 0.1          1,000        100          1,000      100
                                  1,001,000  1,000,100        981,000  980,100

See  Note  19  for  subsequent  increase  in  registered  ordinary  shares.


B.  CAPITAL  NOTES

In January ,1993 the Company issued long term capital notes to Achidatex Ltd., a related company, for the acquisition of all of the fixed assets of Achidatex ltd. The capital notes are interest - free and unlinked . In June 2001, 2,358,976 ordinary shares were issued to extinguish the debt under all of the capital notes.

NOTE  16  -  FINANCIAL  INSTRUMENTS
-----------------------------------

A.  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

The Company's financial instruments are principally non-derivative assets and non-derivative liabilities (non-derivative assets include cash and cash equivalents, deposits in banks and other financial institutions, trade accounts receivable, receivables and other debit balances. Non-derivative liabilities include short-term credit from banks and others, trade accounts payable, and payables and other credit balances). Because of the nature of these financial instruments, fair value generally equals or approximates the amounts presented in the financial statements.

B.  INTEREST  RATE  RISK

The interest rates of the loans are disclosed in Note - 7 , 11 to the financial statements.

C.   CONCENTRATIONS  OF  CREDIT  RISK

The majority  of the Company's sales are made to government institutions and the
private  market  in Israel.   Consequently the exposure to credit risks relating
to  trade  receivables  is  limited.

The Company performs ongoing credit evaluations of its customers and generally does not require collateral. An appropriate allowance for doubtful accounts is included in the accounts.

NOTE  17  -  RELATED  AND  INTERESTED  PARTIES
----------------------------------------------

A.  TRANSACTIONS  WITH  RELATED  PARTIES

Iurit  assets  Ltd.  is  a  related  party.

The Company has signed lease agreements with Iurit assets Ltd. See also Note 9b.



                      ACHIDATEX NAZARETH ELITE (1977) LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31,2000

NOTE  17  -  RELATED  AND  INTERESTED  PARTIES(CONTINUED)
---------------------------------------------------------

B.  INCOME  AND  EXPENSES  FROM TRANSACTIONS WITH RELATED AND INTERESTED PARTIES

                               Year ended December 31,
                               -----------------------

                                 2000       1999
                               ---------  ---------
EXPENSES
Salaries and related expenses    754,568    825,400
Lease and rent expenses        1,020,820  1,045,217

INCOME
Income from management fee       200,000        ---

C.  BALANCES  WITH  RELATED  AND  INTERESTED  PARTIES

                          December 31,
                        ----------------
                         2000     1999
                        -------  -------
CURRENT ASSETS
Other  receivable           ---   63,161

CURRENT LIABILITIES
Trade accounts payable  209,128      ---

LONG TERM  LIABILITIES
Loans                   208,403  321,208


NOTE  18  -  SUPPLEMENTARY  INFORMATION  TO  STATEMENTS  OF  OPERATIONS
-----------------------------------------------------------------------

A.  SALES:

1.  COMPOSED  AS  FOLLOWS:
                        Civilian     Military     Military
                          Local        Local       Export        Total
                       -----------  -----------  -----------  -----------
DECEMBER 31,2000
---------------------
Net Sales               4,640,694    9,357,315    9,043,282   23,041,291
                       -----------  -----------  -----------  -----------
Loss  from operations    (831,460)  (1,676,525)  (1,620,260)  (4,128,245)
                       ===========  ===========  ===========  ===========

DECEMBER 31,1999
---------------------
Net Sales              12,325,855    2,006,534   13,973,829   28,306,218
                       -----------  -----------  -----------  -----------
Loss from operations     (951,547)    (154,903)  (1,078,769)  (2,185,219)
                       ===========  ===========  ===========  ===========

                      ACHIDATEX NAZARETH ELITE (1977) LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31,2000

NOTE  18  -  SUPPLEMENTARY  INFORMATION  TO  STATEMENTS OF OPERATIONS(CONTINUED)
--------------------------------------------------------------------------------

2.  SALES  TO  SINGLE  CUSTOMERS  EXCEEDING  10%  OF  SALES  EACH:

               Year ended December 31,
               -----------------------

                   2000       1999
                 ---------  ---------
Customer A       9,357,315  3,962,871
Customer B             ---  9,341,052
Customer C       3,741,109        ---

B.      COST  OF  SALES  AND  PROCESSING:

                               Year ended December 31,
                                  2000        1999
                               ----------  -----------
Purchases of raw materials      9,182,143  13,693,086
Salaries and related expenses   7,006,580   5,427,344
Maintenance                     1,031,050     963,978
Lease and rent                  1,474,121   1,515,356
Fees                              295,809     171,070
Shipment                          304,266   2,807,545
Depreciation                      300,746     364,782
Vehicles maintenance               39,749      42,179
Changes in inventory              662,925  (1,201,645)
                               ----------  -----------
                               20,297,389  23,783,695
                               ==========  ===========

C.      SELLING  EXPENSES:

                                           Consolidated
                                   Year  ended  December  31,
                                         2000       1999
                                       ---------  ---------
Sales commissions and consulting fees    567,399    538,790
Advertising and sales promotion        1,311,641    913,960
                                       ---------  ---------
                                       1,879,040  1,452,750
                                       =========  =========

D.  GENERAL  AND  ADMINISTRATIVE  EXPENSES:

                               Year ended December 31,

                                 2000       1999
                               ---------  ---------
Salaries and related expenses  2,818,558  2,609,683
Professional services            315,583    281,693
Office maintenance               470,681    614,595
Insurance                        204,261    256,240
Transportation                   272,668    386,963
Bank services                    327,837    410,982
Vehicles maintenance             219,875    223,500
Depreciation and amortization    171,882    175,755
Doubtful debt expenses           115,363    232,572
Other                             69,383     63,007
                               ---------  ---------
                               4,986,091  5,254,992
                               =========  =========


                    ACHIDATEX  NAZARETH  ELITE  (1977)  LTD.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31,2000


NOTE  18  -  SUPPLEMENTARY  INFORMATION  TO  STATEMENTS OF OPERATIONS(CONTINUED)
--------------------------------------------------------------------------------

E.  FINANCIAL  EXPENSES,  NET:
                                       Year ended December 31,
                                       -----------------------

                                            2000      1999
                                          --------  --------
Interest on short-term bank credit        344,203   154,706
Interest on short-term loan               680,137   622,804
Interest on government institutions          (963)     (211)
Interest income from short-term deposits
 and securities                           (45,601)  (32,554)
                                          --------  --------
                                          977,776   744,743
                                          ========  ========

F.  OTHER  INCOME  (EXPENSES):

                                        Year ended December 31,

                                            2000      1999
                                           -------  --------
gain (loss) from selling of fixed assets    52,137  (17,357)
Income from management fee (*)             200,000      ---
                                          -------- ---------
                                           252,137  (17,357)
                                           =======  ========

(*)  -  Income  from  management  fee  are  from  affiliate  company  .
        The  fees  are  for  years  1999-2000.

NOTE  19  -  SUBSEQUENT  EVENTS
-------------------------------

On June 18, 2001 the current shareholders of the Company sold to Export Erez U.S.A 76% of their shares in the Company in exchange for 5% of the shares in Export Erez USA Inc.

In  June  2001,  the  Company  increased  the registered shares up to 3,339,000.

 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                        EXPORT  EREZ  USA,  INC.

                         By:  /S/ JOSEPH POSTBINDER
                              President


         Date:  August  30,  2001